                    [LOGO OF BANC OF AMERICA SECURITIES (TM)]
--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2003-H
$727,516,000 (approximate)

Classes 1-A-1, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7, 3-A-1, and 3-A-2
(Offered Certificates)

Bank of America, N.A.
Seller and Servicer

[LOGO OF BANK OF AMERICA (R)(SM)]

August 11, 2003

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-H $727,516,000 (approximate)
--------------------------------------------------------------------------------

                                  TO ROLL/(1)/
--------------------------------------------------------------------------------

                                                               Est.    Est. Prin.       Expected                   Expected
               Approx.                                         WAL      Window      Maturity to Roll   Delay        Ratings
  Class       Size /(2)/      Interest - Principal Type       (yrs)     (mos)           @ 25 CPR       Days    ([Fitch/Moody's])
OFFERED CERTIFICATES
  1-A-1     $ 175,144,000    Variable - Pass-thru /(3)/       1.93       1 - 35         07/25/06        24         AAA /Aaa
  2-A-1     $ 125,000,000    Variable - Pass-thru /(4)/       2.55       1 - 59         07/25/08        24         AAA /Aaa
  2-A-2     $ 125,000,000    Variable - Pass-thru /(4)/       2.55       1 - 59         07/25/08        24         AAA /Aaa
  2-A-3     $  52,373,000    Variable - Sequential /(5)/      0.50       1 - 12         08/25/04         0         AAA /Aaa
  2-A-4     $  41,386,000    Variable - Sequential /(5)/      1.50      12 - 25         09/25/05         0         AAA /Aaa
  2-A-5     $  28,084,000    Variable - Sequential /(5)/      2.50      25 - 36         08/25/06        24         AAA /Aaa
  2-A-6     $  36,154,000    Variable - Sequential /(5)/      3.90      36 - 59         07/25/08        24         AAA /Aaa
  2-A-7     $  44,099,000    Variable - Sequential /(5)/      4.91      59 - 59         07/25/08        24         AAA /Aaa
  3-A-1     $  50,138,000    Variable - Pass-thru /(6)/       2.85       1 - 83         07/25/10        24         AAA /Aaa
  3-A-2     $  50,138,000    Variable - Pass-thru /(6)/       2.85       1 - 83         07/25/10        24         AAA /Aaa

NOT OFFERED HEREUNDER
    B-1     $   9,352,000                                                                                             AA/NR
    B-2     $   4,488,000                                                                                              A/NR
    B-3     $   2,993,000                                                                                            BBB/NR
    B-4     $   1,122,000                                                                                             BB/NR
    B-5     $   1,122,000                                                                                              B/NR
    B-6     $   1,496,732                                                                                             NR/NR
    SES               TBD          Interest Only /(7)/                                                                 N.A.
 2-A-IO     $ 202,096,000     Variable / Interest Only                                                                 N.A.
   1-IO               TBD         Fixed -Interest Only                                                                 N.A.
   2-IO               TBD         Fixed -Interest Only                                                                 N.A.
   3-IO               TBD         Fixed -Interest Only                                                                 N.A.

/(1)/ Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates and the Class 3-A Certificates will be paid in full on the Distribution Date occurring in the month of July 2006, July 2008 and July 2010, respectively.

/(2)/   Class sizes are subject to change.

/(3)/ For each Distribution Date occurring prior to August 2006, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after August 2006, interest will accrue on the Class 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(4)/ For each Distribution Date occurring prior to August 2008, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ]% for the Class 2-A-1 and 2-A-2 Certificates respectively. For each Distribution Date occurring in the month of or after August 2008, interest will accrue on the Class 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ For each Distribution Date occurring prior to August 2008, interest will accrue on the certificates at a rate equal to the lesser of (1) the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and (2) [ ]% [ ]% [ ]% [ ]% [ ]% for the Class 2-A-3, 2-A-4, 2-A-5, 2-A-6 and 2-A-7 Certificates respectively. For each Distribution Date occurring in the month of or after August 2008, interest will accrue on the Class 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(6)/ For each Distribution Date occurring prior to August 2010, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ]% for the 3-A-1 and 3-A-2 Certificates respectively. For each Distribution Date occurring in the month of or after August 2010, interest will accrue on the Class 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-H $727,516,000 (approximate)
--------------------------------------------------------------------------------

/(7)/ For each Distribution Date, interest will accrue on the Class SES Component for Group 1 at a rate equal to [0.325]% per annum and for Group 2 and Group 3 at a rate equal to [0.200]% per annum.

                                   TO MATURITY
--------------------------------------------------------------------------------

                                                             Est.    Est. Prin.     Expected Final                 Expected
               Approx.                                       WAL       Window        Maturity@ 25      Delay        Ratings
  Class       Size /(1)/      Interest - Principal Type     (yrs)      (mos))          CPR /(2)/       Days     (Fitch/Moody's)
OFFERED CERTIFICATES
  1-A-1     $ 175,144,000    Variable - Pass-thru /(3)/      3.20   1 - 360 /(2)/       08/25/33        24         AAA /Aaa
  2-A-1       125,000,000    Variable - Pass-thru /(4)/      3.25   1 - 360 /(2)/       08/25/33        24         AAA /Aaa
  2-A-2       125,000,000    Variable - Pass-thru /(4)/      3.25   1 - 360 /(2)/       08/25/33        24         AAA /Aaa
  2-A-3        52,373,000    Variable - Sequential /(5)/     0.50   1 - 12              08/25/04        0          AAA /Aaa
  2-A-4        41,386,000    Variable - Sequential /(5)/     1.50   12 - 25             09/25/05        0          AAA /Aaa
  2-A-5        28,084,000    Variable - Sequential /(5)/     2.50   25 - 36             08/25/06        24         AAA /Aaa
  2-A-6        36,154,000    Variable - Sequential /(5)/     3.90   36 - 60             08/25/08        24         AAA /Aaa
  2-A-7        44,099,000    Variable - Sequential /(5)/     8.12   60 - 360 /(2)/      08/25/33        24         AAA /Aaa
  3-A-1        50,138,000    Variable - Pass-thru /(6)/      3.22   1 - 360 /(2)/       08/25/33        24         AAA /Aaa
  3-A-2        50,138,000    Variable - Pass-thru /(6)/      3.22   1 - 360 /(2)/       08/25/33        24         AAA /Aaa

/(1)/   Class sizes are subject to change.

/(2)/ Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

/(3)/ For each Distribution Date occurring prior to August 2006, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after August 2006, interest will accrue on the Class 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(4)/ For each Distribution Date occurring prior to August 2008, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ]% for the Class 2-A-1 and 2-A-2 Certificates respectively. For each Distribution Date occurring in the month of or after August 2008, interest will accrue on the Class 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ For each Distribution Date occurring prior to August 2008, interest will accrue on the certificates at a rate equal to the lesser of (1) the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and (2) [ ]% [ ]% [ ]% [ ]% [ ]% for the Class 2-A-3, 2-A-4, 2-A-5, 2-A-6 and 2-A-7 Certificates respectively. For each Distribution Date occurring in the month of or after August 2008, interest will accrue on the Class 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(6)/ For each Distribution Date occurring prior to August 2010, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ]% for the 3-A-1 and 3-A-2 Certificates respectively. For each Distribution Date occurring in the month of or after August 2010, interest will accrue on the Class 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-H $727,516,000 (approximate)
--------------------------------------------------------------------------------

                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Transaction:                  Banc of America Mortgage Securities, Inc.
                              Mortgage Pass-Through Certificates, Series 2003-H

Lead Manager (Book Runner):   Banc of America Securities LLC

Co-Managers:                  Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:          Bank of America, N.A.

Trustee:                      Wells Fargo Bank Minnesota, N.A.

Transaction Size:             $748,089,732

Securities Offered:           $175,144,000 Class 1-A-1 Certificates
                              $125,000,000 Class 2-A-1 Certificates
                              $125,000,000 Class 2-A-2 Certificates
                              $52,373,000 Class 2-A-3 Certificates
                              $41,386,000 Class 2-A-4 Certificates
                              $28,084,000 Class 2-A-5 Certificates
                              $36,154,000 Class 2-A-6 Certificates
                              $44,099,000 Class 2-A-7 Certificates
                              $50,138,000 Class 3-A-1 Certificates
                              $50,138,000 Class 3-A-2 Certificates

Group 1 Collateral:           3/1 Hybrid ARM Residential Mortgage Loans: fully
                              amortizing, one-to-four family, first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.

Group 2 Collateral:           5/1 Hybrid ARM Residential Mortgage Loans: fully
                              amortizing, one-to-four family, first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 30.33% of the Group 2
                              Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 3 Collateral:           7/1 Hybrid ARM Residential Mortgage Loans: fully
                              amortizing, one-to-four family, first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate.

Rating Agencies:              Moody's Investor Service, Inc. and Fitch Ratings
                              (Class A Certificates) and Fitch Ratings
                              (Subordinate Certificates except for the Class B-6
                              Certificates).

Expected Pricing Date:        Week of August 11, 2003

Expected Closing Date:        August 27, 2003

Collection Period:            The calendar month preceding the current
                              Distribution Date

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-H $727,516,000 (approximate)
--------------------------------------------------------------------------------

                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Distribution Date:            25th of each month, or the next succeeding
                              business day (First Payment Date: September 25,
                              2003)

Cut-Off Date:                 August 1, 2003

Class A Certificates:         Class 1-A-1, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5,
                              2-A-6, 2-A-7, 2-A-IO, 3-A-1, and 3-A-2
                              Certificates (the "Class A Certificates"). The
                              Class 2-A-IO Certificates are not offered hereunder.

Subordinate Certificates:     Class B-1, B-2, B-3, B-4, B-5, and B-6
                              Certificates (the "Class B Certificates"). The
                              Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:       Class 1-A-1

Group 2-A Certificates:       Class 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6,
                              2-A-7, and 2-A-IO

Group 3-A Certificates:       Class 3-A-1 and 3-A-2

Day Count:                    30/360

Group 1, Group 2 and Group 3  25% CPR
Prepayment Speed:

Clearing:                     DTC, Clearstream and Euroclear

                               Original Certificate          Minimum           Incremental
Denominations:                         Form               Denominations       Denominations
                                       ----               -------------       -------------
  Class 1-A, 2-A, and 3-A
   Offered Certificates            Book Entry               $ 1,000               $ 1

SMMEA Eligibility:            The Class A Certificates and the Class B-1
                              Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:            All of the Offered Certificates are expected to be
                              ERISA eligible.

Tax Structure:                REMIC

Optional Clean-up Call:       Any Distribution Date on or after which the
                              Aggregate Principal Balance of the Mortgage Loans declines to 10% or less of the Aggregate Principal
                              Balance as of the Cut-Off Date ("Cut-Off Date Pool
                              Principal Balance").

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-H $727,516,000 (approximate)
--------------------------------------------------------------------------------

                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Principal Distribution:       Principal will be allocated to the certificates
                              according to the Priority of Distributions: The
                              Group 1 Senior Principal Distribution Amount will generally be allocated to the Group 1-A
                              Certificates pro-rata until their class balances have been reduced to zero. The Group 2 Senior
                              Principal Distribution Amount will generally be allocated to the Group 2-A Certificates as follows: approximately [ ]% to the Class 2-A-1 and 2-A-2 Certificates pro rata until their class balances have been reduced to zero and approximately [ ]% sequentially to the Class
                              2-A-3, 2-A-4, 2-A-5, 2-A-6 and 2-A-7 Certificates,
                              in that order, until their class balances have been reduced to zero. The Group 3 Senior Principal
                              Distribution Amount will generally be allocated to the Group 3-A Certificates pro-rata until their class balances have been reduced to zero. The
                              Subordinate Principal Distribution Amount will generally be allocated to the Subordinate
                              Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A Certificates of a Group has been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of another Group
                              (Please see the Priority of Distributions section.)

Interest Accrual:             Interest will accrue the Class 1-A-1, 2-A-1,
                              2-A-2, 2-A-5, 2-A-6, 2-A-7, 3-A-1, and 3-A-2
                              Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, an "Interest Accrual Period"). The initial Interest
                              Accrual Period will be deemed to have commenced on August 1, 2003. Interest will accrue on the Class
                              2-A-3 and 2-A-4 Certificates during each one-month period commencing on the 25th day of the month preceding the month in which each Distribution
                              Date occurs and ending on the 24th day of the month in which such Distribution Date occurs (a
                              "Class 2-A-3 Interest Accrual Period" and "Class
                              2-A-4 Interest Accrual Period", respectively, and together with a Regular Interest Accrual Period, an "Interest Accrual Period"). The initial Regular
                              Interest Accrual Period will be deemed to have commenced on August 1, 2003. The initial Class
                              2-A-3 and 2-A-4 Interest Accrual Period will be deemed to have commenced on August 25, 2003.
                              Interest which accrues on such class of
                              Certificates during an Interest Accrual Period will be calculated on the assumption that distributions which reduce the principal balances thereof on the Distribution Date in that Interest
                              Accrual Period are made on the first day of the Interest Accrual Period. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-H $727,516,000 (approximate)
--------------------------------------------------------------------------------

                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Administrative Fee:           The Administrative Fees with respect to the Trust
                              are payable out of the interest payments received on each Mortgage Loan. The "Administrative Fees" consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing Fee") and (b) fees paid to the Trustee. The Administrative Fees will accrue on the Stated Principal Balance of each Mortgage Loan at a rate (the "Administrative Fee
                              Rate") equal to the sum of the Servicing Fee for such Mortgage Loan and the Trustee Fee Rate. The
                              Trustee Fee Rate will be [0.0035%] per annum. The
                              Servicing Fee Rate for all Loan Groups will be the equal to [0.050%] per annum with respect to any Mortgage Loan.

Compensating Interest:        The aggregate servicing compensation payable to
                              the Servicer for any month and the interest payable on the Class SES Certificates will in the aggregate be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for the such Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Loan Groups.

Net Mortgage Interest Rate:   As to any Mortgage Loan and Distribution Date, the
                              excess of its mortgage interest rate over the sum of (i) the Administrative Fee and (ii) the pass-through rate of the Class SES Component in the related Group.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-H $727,516,000 (approximate)
--------------------------------------------------------------------------------

                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Pool Distribution Amount:     The Pool Distribution Amount for each Loan Group
                              with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal corresponding to the related Collection
                              Period for such Loan Group, together with any advances in respect thereof or any Servicer compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the related
                              Collection Period (in each case, net of
                              unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage Loans in such Loan
                              Group corresponding to the related Collection
                              Period; and (iv) any substitution adjustment payments in connection with any defective Mortgage
                              Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling
                              Agreement. The Pool Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:            The Senior Percentage for a Loan Group on any
                              Distribution Date will equal, (i) the aggregate principal balance of the Class A Certificates of such Group immediately prior to such date, divided by (ii) the aggregate principal balance of the related Loan Group for such date.

Subordinate Percentage:       The Subordinate Percentage for a Loan Group for
                              any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment        The Subordinate Prepayment Percentage for a Loan
Percentage:                   Group for any Distribution Date will equal 100%
                              minus the Senior Prepayment Percentage for such Loan Group for such date.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-H $727,516,000 (approximate)
--------------------------------------------------------------------------------

                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Group 1, Group 2 and          For the following Distribution Dates, will be as
Group 3 Senior                follows:
Prepayment Percentage:

                             Distribution Date                     Senior Prepayment Percentage
                             -----------------                     ----------------------------
                             September 2003 through August 2010    100%;
                             September 2010 through August 2011    the applicable Senior Percentage plus,
                                                                   70% of the applicable Subordinate
                                                                   Percentage;
                             September 2011 through August 2012    the applicable Senior Percentage plus,
                                                                   60% of the applicable Subordinate
                                                                   Percentage;
                             September 2012 through August 2013    the applicable Senior Percentage plus,
                                                                   40% of the applicable Subordinate
                                                                   Percentage;
                             September 2013 through August 2014    the applicable Senior Percentage plus,
                                                                   20% of the applicable Subordinate
                                                                   Percentage;
                             September 2014 and thereafter         the applicable Senior Percentage;

                              provided, however,

                              (i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates all the Loan Groups divided by (y) the aggregate Pool Principal Balance of all the Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all Groups for such Distribution Date will equal 100%,

                              (ii) if for each Group of Certificates on any Distribution Date prior to the September 2006 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Pool Principal Balance of all the Loan Groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Group for that Distribution Date will equal the applicable Senior Percentage for each Group plus 50% of the Subordinate Percentage for each Group, and

                              (iii) if for each Group of Certificates on or after the September 2006 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Group for that Distribution Date will equal the Senior Percentage for each Group.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-H $727,516,000 (approximate)
--------------------------------------------------------------------------------

                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------
Principal Amount:             The Principal Amount for any Distribution Date and
                              any Loan Group will equal the sum of (a) the principal portion of each Monthly Payment (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan
                              Group on the related Due Date), (b) the Stated
                              Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage
                              Loan in such Loan Group received with respect to such Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage
                              Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal              The Senior Principal Distribution Amount for a
Distribution Amount:          Loan Group for any Distribution Date will equal
                              the sum of (i) the Senior Percentage for such Loan
                              Group of all amounts described in clauses (a) through (d) of the definition of "Principal
                              Amount" for such Loan Group and such Distribution
                              Date and (ii) the Senior Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan
                              Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal         The Subordinate Principal Distribution Amount for
Distribution Amount:          a Loan Group for any Distribution Date will equal
                              the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) and (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and
                              (ii) the Subordinate Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-H $727,516,000 (approximate)
--------------------------------------------------------------------------------

                                 CREDIT SUPPORT
--------------------------------------------------------------------------------
The Class B Certificates are cross-collateralized and provide credit support for all loan groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.

                      SUBORDINATION OF CLASS B CERTIFICATES

                                     Class A
                             Credit Support (2.75%)

                                    Class B-1
                             Credit Support (1.50%)

                                    Class B-2
          Priority of        Credit Support (0.90%)       Order of
            Payment                                         Loss
                                    Class B-3            Allocation
                             Credit Support (0.50%)

                                    Class B-4
                             Credit Support (0.35%)

                                    Class B-5
                             Credit Support (0.20%)

                                    Class B-6
                             Credit Support (0.00%)

                            PRIORITY OF DISTRIBUTIONS
--------------------------------------------------------------------------------
Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:

                            PRIORITY OF DISTRIBUTIONS

                              First, to the Trustee

          Second, to the Class SES, 1IO, 2IO, and 3IO to pay Interest;

        Third, to the Class A Certificates of each Group to pay Interest;

       Fourth, to the Class A Certificates of each Group to pay Principal.

         Fifth, sequentially, to each class of Subordinate Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1 Certificates, until each class balance is zero; and

           Sixth, to the residual certificate, any remaining amounts.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-H $727,516,000 (approximate)
--------------------------------------------------------------------------------

                             BOND SUMMARY TO ROLL/(1)/

1-A-1
-------------------------------------------------------------------------------------------------------------------
  CPR                                     5%          15%        20%        25%        30%        35%        50%
-------------------------------------------------------------------------------------------------------------------
  Yield at 100-24                          3.328      3.264      3.226      3.185      3.138      3.086       2.887
  Average Life (Years)                     2.639      2.264      2.090      1.925      1.770      1.623       1.230
  Modified Duration                        2.471      2.130      1.971      1.819      1.676      1.541       1.179
  First Principal Payment Date          09/25/03   09/25/03   09/25/03   09/25/03   09/25/03   09/25/03    09/25/03
  Last Principal Payment Date           07/25/06   07/25/06   07/25/06   07/25/06   07/25/06   07/25/06    07/25/06
  Principal Payment Window (Months)           35         35         35         35         35         35          35

2-A-1
-------------------------------------------------------------------------------------------------------------------
  CPR                                     5%          15%        20%        25%        30%        35%        50%
-------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.815      3.798      3.788      3.777      3.763      3.748       3.689
  Average Life (Years)                     4.216      3.279      2.894      2.553      2.252      1.986       1.366
  Modified Duration                        3.795      2.979      2.642      2.342      2.076      1.841       1.285
  First Principal Payment Date          09/25/03   09/25/03   09/25/03   09/25/03   09/25/03   09/25/03    09/25/03
  Last Principal Payment Date           07/25/08   07/25/08   07/25/08   07/25/08   07/25/08   07/25/08    07/25/08
  Principal Payment Window (Months)           59         59         59         59         59         59          59

2-A-2
-------------------------------------------------------------------------------------------------------------------
  CPR                                     5%          15%        20%        25%        30%        35%        50%
-------------------------------------------------------------------------------------------------------------------
  Yield at 100-16                          4.002      3.948      3.915      3.879      3.837      3.790       3.609
  Average Life (Years)                     4.216      3.279      2.894      2.553      2.252      1.986       1.366
  Modified Duration                        3.768      2.964      2.630      2.334      2.071      1.838       1.286
  First Principal Payment Date          09/25/03   09/25/03   09/25/03   09/25/03   09/25/03   09/25/03    09/25/03
  Last Principal Payment Date           07/25/08   07/25/08   07/25/08   07/25/08   07/25/08   07/25/08    07/25/08
  Principal Payment Window (Months)           59         59         59         59         59         59          59

2-A-3
-------------------------------------------------------------------------------------------------------------------
  CPR                                     5%          15%        20%        25%        30%        35%        50%
-------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          1.605      1.605      1.605      1.605      1.605      1.605       1.605
  Average Life (Years)                     2.236      0.833      0.627      0.500      0.413      0.350       0.233
  Modified Duration                        2.167      0.820      0.618      0.494      0.409      0.346       0.231
  First Principal Payment Date          09/25/03   09/25/03   09/25/03   09/25/03   09/25/03   09/25/03    09/25/03
  Last Principal Payment Date           04/25/08   05/25/05   11/25/04   08/25/04   06/25/04   04/25/04    01/25/04
  Principal Payment Window (Months)           56         21         15         12         10          8           5

2-A-4
-------------------------------------------------------------------------------------------------------------------
  CPR                                     5%          15%        20%        25%        30%        35%        50%
-------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          2.695      2.695      2.695      2.695      2.695      2.695       2.695
  Average Life (Years)                     4.901      2.552      1.903      1.500      1.226      1.027       0.659
  Modified Duration                        4.536      2.433      1.831      1.451      1.190      1.000       0.644
  First Principal Payment Date          04/25/08   05/25/05   11/25/04   08/25/04   06/25/04   04/25/04    01/25/04
  Last Principal Payment Date           07/25/08   02/25/07   03/25/06   09/25/05   04/25/05   01/25/05    07/25/04
  Principal Payment Window (Months)            4         22         17         14         11         10           7

/(1)/ Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates and the Class 3-A Certificates will be paid in full on the Distribution Date occurring in the month of July 2006, July 2008 and July 2010, respectively.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-H $727,516,000 (approximate)
--------------------------------------------------------------------------------

                             BOND SUMMARY TO ROLL/(1)/

2-A-5
-------------------------------------------------------------------------------------------------------------------
  CPR                                     5%          15%        20%        25%        30%        35%        50%
-------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.543       3.535     3.516      3.496      3.474      3.450       3.369
  Average Life (Years)                     4.911       4.249     3.178      2.500      2.037      1.702       1.082
  Modified Duration                        4.433       3.876     2.955      2.353      1.933      1.625       1.045
  First Principal Payment Date          07/25/08    02/25/07  03/25/06   09/25/05   04/25/05   01/25/05    07/25/04
  Last Principal Payment Date           07/25/08    07/25/08  06/25/07   08/25/06   01/25/06   09/25/05    12/25/04
  Principal Payment Window (Months)            1          18        16         12         10          9           6

2-A-6
-------------------------------------------------------------------------------------------------------------------
  CPR                                     5%          15%        20%        25%        30%        35%        50%
-------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.991      3.991      3.988      3.978      3.962      3.945       3.885
  Average Life (Years)                     4.911      4.911      4.631      3.900      3.165      2.634       1.668
  Modified Duration                        4.377      4.377      4.148      3.540      2.915      2.453       1.584
  First Principal Payment Date          07/25/08   07/25/08   06/25/07   08/25/06   01/25/06   09/25/05    12/25/04
  Last Principal Payment Date           07/25/08   07/25/08   07/25/08   07/25/08   09/25/07   12/25/06    09/25/05
  Principal Payment Window (Months)            1          1         14         24         21         16          10

2-A-7
-------------------------------------------------------------------------------------------------------------------
  CPR                                     5%          15%        20%        25%        30%        35%        50%
-------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          4.078      4.078      4.078      4.078      4.078      4.074       4.054
  Average Life (Years)                     4.911      4.911      4.911      4.911      4.787      4.481       3.309
  Modified Duration                        4.366      4.366      4.366      4.366      4.266      4.013       3.023
  First Principal Payment Date          07/25/08   07/25/08   07/25/08   07/25/08   09/25/07   12/25/06    09/25/05
  Last Principal Payment Date           07/25/08   07/25/08   07/25/08   07/25/08   07/25/08   07/25/08    07/25/08
  Principal Payment Window (Months)            1          1          1          1         11         20          35

3-A-1
-------------------------------------------------------------------------------------------------------------------
  CPR                                     5%          15%        20%        25%        30%        35%        50%
-------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          4.189      4.167      4.155      4.140      4.123      4.104       4.034
  Average Life (Years)                     5.480      3.918      3.339      2.855      2.449      2.111       1.388
  Modified Duration                        4.724      3.442      2.961      2.555      2.212      1.923       1.294
  First Principal Payment Date          09/25/03   09/25/03   09/25/03   09/25/03   09/25/03   09/25/03    09/25/03
  Last Principal Payment Date           07/25/10   07/25/10   07/25/10   07/25/10   07/25/10   07/25/10    07/25/10
  Principal Payment Window (Months)           83         83         83         83         83         83          83

3-A-2
-------------------------------------------------------------------------------------------------------------------
  CPR                                     5%          15%        20%        25%        30%        35%        50%
-------------------------------------------------------------------------------------------------------------------
  Yield at 100-16                          4.383      4.321      4.284      4.241      4.193      4.139       3.938
  Average Life (Years)                     5.480      3.918      3.339      2.855      2.449      2.111       1.388
  Modified Duration                        4.684      3.422      2.947      2.546      2.207      1.921       1.296
  First Principal Payment Date          09/25/03   09/25/03   09/25/03   09/25/03   09/25/03   09/25/03    09/25/03
  Last Principal Payment Date           07/25/10   07/25/10   07/25/10   07/25/10   07/25/10   07/25/10    07/25/10
  Principal Payment Window (Months)           83         83         83         83         83         83          83

/1./ Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates and the Class 3-A Certificates will be paid in full on the Distribution Date occurring in the month of July 2006, July 2008 and July 2010, respectively.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-H $727,516,000 (approximate)
--------------------------------------------------------------------------------

                            BOND SUMMARY TO MATURITY

1-A-1
-------------------------------------------------------------------------------------------------------------------
  CPR                                     5%          15%        20%        25%        30%        35%        50%
-------------------------------------------------------------------------------------------------------------------
  Yield at 100-24                          3.263      3.249      3.231      3.204      3.168      3.123       2.926
  Average Life (Years)                    10.762      5.228      4.012      3.199      2.622      2.196       1.395
  Modified Duration                        8.187      4.408      3.492      2.851      2.380      2.022       1.322
  First Principal Payment Date          09/25/03   09/25/03   09/25/03   09/25/03   09/25/03   09/25/03    09/25/03
  Last Principal Payment Date           07/25/33   07/25/33   07/25/33   07/25/33   07/25/33   07/25/33    07/25/33
  Principal Payment Window (Months)          359        359        359        359        359        359         359

2-A-1
-------------------------------------------------------------------------------------------------------------------
  CPR                                     5%          15%        20%        25%        30%        35%        50%
-------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.571      3.657      3.684      3.703      3.712      3.714       3.681
  Average Life (Years)                    11.050      5.345      4.091      3.254      2.662      2.225       1.407
  Modified Duration                        8.193      4.412      3.495      2.852      2.379      2.019       1.316
  First Principal Payment Date          09/25/03   09/25/03   09/25/03   09/25/03   09/25/03   09/25/03    09/25/03
  Last Principal Payment Date           08/25/33   08/25/33   08/25/33   08/25/33   08/25/33   08/25/33    08/25/33
  Principal Payment Window (Months)          360        360        360        360        360        360         360

2-A-2
-------------------------------------------------------------------------------------------------------------------
  CPR                                     5%          15%        20%        25%        30%        35%        50%
-------------------------------------------------------------------------------------------------------------------
  Yield at 100-16                          3.659      3.759      3.781      3.787      3.777      3.752       3.603
  Average Life (Years)                    11.050      5.345      4.091      3.254      2.662      2.225       1.407
  Modified Duration                        8.076      4.369      3.469      2.836      2.370      2.015       1.317
  First Principal Payment Date          09/25/03   09/25/03   09/25/03   09/25/03   09/25/03   09/25/03    09/25/03
  Last Principal Payment Date           08/25/33   08/25/33   08/25/33   08/25/33   08/25/33   08/25/33    08/25/33
  Principal Payment Window (Months)          360        360        360        360        360        360         360

2-A-3
-------------------------------------------------------------------------------------------------------------------
  CPR                                     5%          15%        20%        25%        30%        35%        50%
-------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          1.605      1.605      1.605      1.605      1.605      1.605       1.605
  Average Life (Years)                     2.236      0.833      0.627      0.500      0.413      0.350       0.233
  Modified Duration                        2.167      0.820      0.618      0.494      0.409      0.346       0.231
  First Principal Payment Date          09/25/03   09/25/03   09/25/03   09/25/03   09/25/03   09/25/03    09/25/03
  Last Principal Payment Date           04/25/08   05/25/05   11/25/04   08/25/04   06/25/04   04/25/04    01/25/04
  Principal Payment Window (Months)           56         21         15         12         10          8           5

2-A-4
-------------------------------------------------------------------------------------------------------------------
  CPR                                     5%          15%        20%        25%        30%        35%        50%
-------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          2.854      2.695      2.695      2.695      2.695      2.695       2.695
  Average Life (Years)                     6.579      2.552      1.903      1.500      1.226      1.027       0.659
  Modified Duration                        5.934      2.433      1.831      1.451      1.190      1.000       0.644
  First Principal Payment Date          04/25/08   05/25/05   11/25/04   08/25/04   06/25/04   04/25/04    01/25/04
  Last Principal Payment Date           04/25/12   02/25/07   03/25/06   09/25/05   04/25/05   01/25/05    07/25/04
  Principal Payment Window (Months)           49         22         17         14         11         10           7

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-H $727,516,000 (approximate)
--------------------------------------------------------------------------------

                            BOND SUMMARY TO MATURITY

2-A-5
-------------------------------------------------------------------------------------------------------------------
  CPR                                     5%          15%        20%        25%        30%        35%        50%
-------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.457      3.535      3.516      3.496      3.474      3.450       3.369
  Average Life (Years)                    10.311      4.261      3.178      2.500      2.037      1.702       1.082
  Modified Duration                        8.503      3.887      2.955      2.353      1.933      1.625       1.045
  First Principal Payment Date          04/25/12   02/25/07   03/25/06   09/25/05   04/25/05   01/25/05    07/25/04
  Last Principal Payment Date           09/25/15   10/25/08   06/25/07   08/25/06   01/25/06   09/25/05    12/25/04
  Principal Payment Window (Months)           42         21         16         12         10          9           6

2-A-6
-------------------------------------------------------------------------------------------------------------------
  CPR                                     5%          15%        20%        25%        30%        35%        50%
-------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.609      3.851      3.953      3.978      3.962      3.945       3.885
  Average Life (Years)                    14.817      6.552      4.957      3.901      3.165      2.634       1.668
  Modified Duration                       11.137      5.653      4.406      3.541      2.915      2.453       1.584
  First Principal Payment Date          09/25/15   10/25/08   06/25/07   08/25/06   01/25/06   09/25/05    12/25/04
  Last Principal Payment Date           07/25/21   11/25/11   12/25/09   08/25/08   09/25/07   12/25/06    09/25/05
  Principal Payment Window (Months)           71         38         31         25         21         16          10

2-A-7
-------------------------------------------------------------------------------------------------------------------
  CPR                                     5%          15%        20%        25%        30%        35%        50%
-------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.567      3.679      3.751      3.831      3.904      3.956       4.023
  Average Life (Years)                    23.098     13.026     10.132      8.121      6.666      5.573       3.495
  Modified Duration                       15.163      9.861      8.042      6.679      5.635      4.817       3.163
  First Principal Payment Date          07/25/21   11/25/11   12/25/09   08/25/08    09/25/07  12/25/06    09/25/05
  Last Principal Payment Date           08/25/33   08/25/33   08/25/33   08/25/33    08/25/33  08/25/33    08/25/33
  Principal Payment Window (Months)          146        262        285        301        312        321         336

3-A-1
-------------------------------------------------------------------------------------------------------------------
  CPR                                     5%          15%        20%        25%        30%        35%        50%
-------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.858      4.009      4.051      4.074      4.083      4.081       4.031
  Average Life (Years)                    10.840      5.265      4.036      3.215      2.634      2.204       1.398
  Modified Duration                        7.812      4.266      3.397      2.785      2.332      1.984       1.301
  First Principal Payment Date          09/25/03   09/25/03   09/25/03   09/25/03   09/25/03   09/25/03    09/25/03
  Last Principal Payment Date           06/25/33   06/25/33   06/25/33   06/25/33   06/25/33   06/25/33    06/25/33
  Principal Payment Window (Months)          358        358        358        358       358         358         358

3-A-2
-------------------------------------------------------------------------------------------------------------------
  CPR                                     5%          15%        20%        25%        30%        35%        50%
-------------------------------------------------------------------------------------------------------------------
  Yield at 100-16                          3.978      4.134      4.164      4.167      4.150      4.115       3.935
  Average Life (Years)                    10.840      5.265      4.036      3.215      2.634      2.204       1.398
  Modified Duration                        7.687      4.225      3.374      2.772      2.325      1.982       1.303
  First Principal Payment Date          09/25/03   09/25/03   09/25/03   09/25/03   09/25/03   09/25/03    09/25/03
  Last Principal Payment Date           06/25/33   06/25/33   06/25/33   06/25/33   06/25/33   06/25/33    06/25/33
  Principal Payment Window (Months)          358        358        358        358        358        358         358

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-H $727,516,000 (approximate)
--------------------------------------------------------------------------------

                  COLLATERAL SUMMARY OF GROUP 1 MORTGAGE LOANS

DESCRIPTION OF THE GROUP 1 MORTGAGE LOANS

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

                                         COLLATERAL SUMMARY    RANGE (if applicable)
                                         ------------------   -----------------------
Total Outstanding Loan Balance              $   180,096,894

Total Number of Loans                                   342

Average Loan Principal Balance              $       526,599   $ 330,000 to $1,000,000

WA Gross Coupon                                       4.225%         3.500% to 5.125%

WA FICO                                                 736                625 to 834

WA Original Term (mos.)                                 360                180 to 360

WA Remaining Term (mos.)                                359                180 to 360

WA OLTV                                               66.73%         12.89% to 95.00%

WA Months to First Rate Adjustment Date                  35                  32 to 36

Gross Margin                                          2.250%

WA Rate Ceiling                                      10.225%        9.500% to 11.125%

Geographic Concentration of Mortgaged       CA        76.14%
Properties (Top 5 States) based on the      IL         5.37%
Aggregate Stated Principal Balance          MA         2.16%
                                            FL         1.44%
                                            MD         1.25%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-H $727,516,000 (approximate)
--------------------------------------------------------------------------------

      OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 1 MORTGAGE LOANS /(1)/

-------------------------------------------------------------------------------
                                                 AGGREGATE            % OF
                               NUMBER OF     STATED PRINCIPAL     CUT-OFF DATE
                               MORTGAGE        BALANCE AS OF     POOL PRINCIPAL
        OCCUPANCY                LOANS         CUT-OFF DATE         BALANCE
-------------------------------------------------------------------------------
    Primary Residence                324   $   170,964,628.10             94.93%
    Second Home                       12         6,095,085.50              3.38
    Investor Property                  6         3,037,180.16              1.69
-------------------------------------------------------------------------------
    Total:                           342   $   180,096,893.76            100.00%
===============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  PROPERTY TYPES OF THE GROUP 1 MORTGAGE LOANS

-------------------------------------------------------------------------------
                                                 AGGREGATE            % OF
                               NUMBER OF     STATED PRINCIPAL     CUT-OFF DATE
                               MORTGAGE        BALANCE AS OF     POOL PRINCIPAL
      PROPERTY TYPE              LOANS         CUT-OFF DATE         BALANCE
-------------------------------------------------------------------------------
    Single Family Residence          226   $   122,290,149.20             67.90%
    PUD-Detached                      66        32,911,372.58             18.27
    Condominium                       28        13,624,016.59              7.56
    PUD-Attached                      12         4,899,334.14              2.72
    2-Family                           7         4,564,427.95              2.53
    4-Family                           1           823,462.66              0.46
    Townhouse                          1           519,330.64              0.29
    3-Family                           1           464,800.00              0.26
-------------------------------------------------------------------------------
    Total:                           342   $   180,096,893.76           100.00%
===============================================================================

               MORTGAGE LOAN PURPOSE OF THE GROUP 1 MORTGAGE LOANS

-------------------------------------------------------------------------------
                                                 AGGREGATE            % OF
                               NUMBER OF     STATED PRINCIPAL     CUT-OFF DATE
                               MORTGAGE        BALANCE AS OF     POOL PRINCIPAL
         PURPOSE                 LOANS         CUT-OFF DATE         BALANCE
-------------------------------------------------------------------------------
     Refinance-Rate/Term             224   $   119,729,775.93             66.48%
     Purchase                         85        44,117,908.43             24.50
     Refinance-Cashout                33        16,249,209.40              9.02
-------------------------------------------------------------------------------
     TOTAL:                          342   $   180,096,893.76            100.00%
===============================================================================

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-H $727,516,000 (approximate)
--------------------------------------------------------------------------------

              GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES
                       OF THE GROUP 1 MORTGAGE LOANS /(1)/

-------------------------------------------------------------------------------
                                                 AGGREGATE            % OF
                               NUMBER OF     STATED PRINCIPAL     CUT-OFF DATE
                               MORTGAGE        BALANCE AS OF     POOL PRINCIPAL
    GEOGRAPHIC AREA              LOANS         CUT-OFF DATE         BALANCE
-------------------------------------------------------------------------------
     California                      260   $   137,123,131.18             76.14%
     Illinois                         18         9,667,587.07              5.37
     Massachusetts                     8         3,897,862.34              2.16
     Florida                           5         2,593,584.71              1.44
     Maryland                          4         2,257,186.54              1.25
     Nevada                            4         2,061,839.04              1.14
     North Carolina                    3         1,941,231.34              1.08
     Texas                             4         1,814,119.20              1.01
     Washington                        4         1,618,112.31              0.90
     South Carolina                    3         1,576,179.08              0.88
     Virginia                          3         1,569,920.60              0.87
     Connecticut                       2         1,508,683.14              0.84
     Arizona                           3         1,457,581.85              0.81
     Colorado                          3         1,436,420.35              0.80
     Georgia                           3         1,277,423.40              0.71
     Kansas                            3         1,234,972.77              0.69
     Pennsylvania                      1         1,000,000.00              0.56
     Michigan                          2           989,524.71              0.55
     Rhode Island                      1           898,731.90              0.50
     Ohio                              1           898,674.11              0.50
     Indiana                           1           649,084.15              0.36
     Wisconsin                         1           523,583.04              0.29
     New Mexico                        1           502,670.11              0.28
     Tennessee                         1           454,000.00              0.25
     New York                          1           421,431.55              0.23
     Oklahoma                          1           391,459.92              0.22
     New Hampshire                     1           331,899.35              0.18
-------------------------------------------------------------------------------
     Total:                          342   $   180,096,893.76            100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 4.36% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-H $727,516,000 (approximate)
--------------------------------------------------------------------------------

  CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 1 MORTGAGE LOANS /(1)/

-------------------------------------------------------------------------------
                                                 AGGREGATE            % OF
                               NUMBER OF     STATED PRINCIPAL     CUT-OFF DATE
  CURRENT MORTGAGE LOAN        MORTGAGE        BALANCE AS OF     POOL PRINCIPAL
  PRINCIPAL BALANCES ($)         LOANS         CUT-OFF DATE         BALANCE
-------------------------------------------------------------------------------
   300,000.01 - 350,000.00            27   $     9,188,704.94              5.10%
   350,000.01 - 400,000.00            63        23,820,261.32             13.23
   400,000.01 - 450,000.00            54        22,990,021.06             12.77
   450,000.01 - 500,000.00            45        21,368,686.48             11.87
   500,000.01 - 550,000.00            34        17,847,129.37              9.91
   550,000.01 - 600,000.00            26        14,962,479.34              8.31
   600,000.01 - 650,000.00            31        19,738,560.69             10.96
   650,000.01 - 700,000.00            11         7,443,824.09              4.13
   700,000.01 - 750,000.00            18        13,043,291.20              7.24
   750,000.01 - 800,000.00             8         6,182,210.88              3.43
   800,000.01 - 850,000.00             4         3,293,200.37              1.83
   850,000.01 - 900,000.00             4         3,533,824.00              1.96
   900,000.01 - 950,000.00             1           910,344.05              0.51
   950,000.01 - 1,000,000.00          16        15,774,355.97              8.76
-------------------------------------------------------------------------------
     Total:                          342   $   180,096,893.76            100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $526,599.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-H $727,516,000 (approximate)
--------------------------------------------------------------------------------

        ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 1 MORTGAGE LOANS /(1)/

-------------------------------------------------------------------------------
                                                 AGGREGATE            % OF
                               NUMBER OF     STATED PRINCIPAL     CUT-OFF DATE
  ORIGINAL LOAN-TO-VALUE       MORTGAGE        BALANCE AS OF     POOL PRINCIPAL
        RATIOS (%)               LOANS         CUT-OFF DATE         BALANCE
-------------------------------------------------------------------------------
     10.01 - 15.00                     1   $       715,714.16              0.40%
     15.01 - 20.00                     1           752,864.35              0.42
     20.01 - 25.00                     6         3,407,582.99              1.89
     25.01 - 30.00                     4         1,999,545.73              1.11
     30.01 - 35.00                     3         1,464,921.39              0.81
     35.01 - 40.00                    10         5,563,343.58              3.09
     40.01 - 45.00                    12         6,911,395.57              3.84
     45.01 - 50.00                    17         9,539,110.10              5.30
     50.01 - 55.00                    12         5,333,437.02              2.96
     55.01 - 60.00                    26        13,852,395.80              7.69
     60.01 - 65.00                    28        14,590,255.08              8.10
     65.01 - 70.00                    35        19,168,380.77             10.64
     70.01 - 75.00                    44        25,141,612.22             13.96
     75.01 - 80.00                   139        69,513,090.20             38.60
     85.01 - 90.00                     3         1,811,345.45              1.01
     90.01 - 95.00                     1           331,899.35              0.18
-------------------------------------------------------------------------------
     Total:                          342   $   180,096,893.76            100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 66.73%.

       CURRENT MORTGAGE INTEREST RATES OF THE GROUP 1 MORTGAGE LOANS /(1)/

-------------------------------------------------------------------------------
                                                 AGGREGATE            % OF
                               NUMBER OF     STATED PRINCIPAL     CUT-OFF DATE
                               MORTGAGE        BALANCE AS OF     POOL PRINCIPAL
MORTGAGE INTEREST RATES (%)     LOANS         CUT-OFF DATE           BALANCE
-------------------------------------------------------------------------------
     3.251 - 3.500                     4   $     2,417,501.75              1.34%
     3.501 - 3.750                    31        16,802,186.39              9.33
     3.751 - 4.000                    70        37,002,783.72             20.55
     4.001 - 4.250                    80        42,932,337.87             23.84
     4.251 - 4.500                   121        61,824,376.50             34.33
     4.501 - 4.750                    32        17,337,197.50              9.63
     4.751 - 5.000                     3         1,341,069.92              0.74
     5.001 - 5.250                     1           439,440.11              0.24
-------------------------------------------------------------------------------
     Total:                          342   $   180,096,893.76            100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 4.225%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-H $727,516,000 (approximate)
--------------------------------------------------------------------------------

                   GROSS MARGINS OF THE GROUP 1 MORTGAGE LOANS

-------------------------------------------------------------------------------
                                                 AGGREGATE            % OF
                               NUMBER OF     STATED PRINCIPAL     CUT-OFF DATE
                               MORTGAGE        BALANCE AS OF     POOL PRINCIPAL
  GROSS MARGIN (%)              LOANS         CUT-OFF DATE         BALANCE
-------------------------------------------------------------------------------
     2.250                           342   $   180,096,893.76            100.00%
-------------------------------------------------------------------------------
     Total:                          342   $   180,096,893.76            100.00%
===============================================================================

                RATE CEILINGS OF THE GROUP 1 MORTGAGE LOANS /(1)/

-------------------------------------------------------------------------------
                                                 AGGREGATE            % OF
                               NUMBER OF     STATED PRINCIPAL     CUT-OFF DATE
     MAXIMUM LIFETIME          MORTGAGE        BALANCE AS OF     POOL PRINCIPAL
MARTGAGE INTEREST RATES (%)     LOANS         CUT-OFF DATE         BALANCE
-------------------------------------------------------------------------------
     9.001 - 10.000                  105   $    56,222,471.86             31.22%
     10.001 - 11.000                 236       123,434,981.79             68.54
     11.001 - 12.000                   1           439,440.11              0.24
-------------------------------------------------------------------------------
     Total:                          342   $   180,096,893.76            100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 10.225%.

         FIRST RATE ADJUSTMENT DATE OF THE GROUP 1 MORTGAGE LOANS /(1)/

-------------------------------------------------------------------------------
                                                 AGGREGATE            % OF
                               NUMBER OF     STATED PRINCIPAL     CUT-OFF DATE
    FIRST RATE ADJUSTMENT      MORTGAGE        BALANCE AS OF     POOL PRINCIPAL
            DATE                LOANS         CUT-OFF DATE         BALANCE
-------------------------------------------------------------------------------
     April 1, 2006                    13   $     6,588,094.91              3.66%
     May 1, 2006                      15         7,038,583.49              3.91
     June 1, 2006                     19        10,056,386.99              5.58
     July 1, 2006                    182        97,538,237.89             54.16
     August 1, 2006                  113        58,875,590.48             32.69
-------------------------------------------------------------------------------
     Total:                          342   $   180,096,893.76            100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to First Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-H $727,516,000 (approximate)
--------------------------------------------------------------------------------

               REMAINING TERMS OF THE GROUP 1 MORTGAGE LOANS /(1)/

-------------------------------------------------------------------------------
                                                 AGGREGATE            % OF
                               NUMBER OF     STATED PRINCIPAL     CUT-OFF DATE
                               MORTGAGE        BALANCE AS OF     POOL PRINCIPAL
  REMAINING TERM (MONTHS)       LOANS         CUT-OFF DATE         BALANCE
-------------------------------------------------------------------------------
     161 - 180                         1   $       398,000.00              0.22%
     341 - 360                       341       179,698,893.76             99.78
-------------------------------------------------------------------------------
     Total:                          342   $   180,096,893.76            100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 359 months.

        CREDIT SCORING OF MORTGAGORS OF THE GROUP 1 MORTGAGE LOANS /(1)/

-------------------------------------------------------------------------------
                                                 AGGREGATE            % OF
                               NUMBER OF     STATED PRINCIPAL     CUT-OFF DATE
                               MORTGAGE        BALANCE AS OF     POOL PRINCIPAL
        CREDIT SCORES           LOANS         CUT-OFF DATE         BALANCE
-------------------------------------------------------------------------------
     801 - 850                         6   $     2,933,900.15              1.63%
     751 - 800                       140        73,388,358.84             40.75
     701 - 750                       134        70,407,277.65             39.09
     651 - 700                        51        26,345,212.73             14.63
     601 - 650                        11         7,022,144.39              3.90
-------------------------------------------------------------------------------
     Total:                          342   $   180,096,893.76            100.00%
===============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-H $727,516,000 (approximate)
--------------------------------------------------------------------------------

                  COLLATERAL SUMMARY OF GROUP 2 MORTGAGE LOANS

DESCRIPTION OF THE GROUP 2 MORTGAGE LOANS

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 30.33% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                             COLLATERAL SUMMARY        RANGE (IF APPLICABLE)
                                           -----------------------    -----------------------
Total Outstanding Loan Balance             $      464,881,124

Total Number of Loans                                     859

Average Loan Principal Balance             $          541,189         $ 322,700 to $1,250,000

WA Gross Coupon                                         4.682%                2.875% to 5.750%

WA FICO                                                   738                      621 to 817

WA Original Term (mos.)                                   358                      180 to 360

WA Remaining Term (mos.)                                  357                      177 to 360

WA OLTV                                                 65.49%                13.72% to 94.34%

WA Months to First Rate Adjustment Date                    59                        49 to 60

Gross Margin                                            2.250%

WA Rate Ceiling                                         9.682%               7.875% to 10.750%

Geographic Concentration of  Mortgaged     CA           70.06%
Properties (Top 5 States) based on the     IL            6.05%
Aggregate Stated Principal Balance         FL            4.39%
                                           NC            2.02%
                                           TX            1.93%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-H $727,516,000 (approximate)
--------------------------------------------------------------------------------

      OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 2 MORTGAGE LOANS /(1)/

-------------------------------------------------------------------------------
                                                 AGGREGATE            % OF
                               NUMBER OF     STATED PRINCIPAL     CUT-OFF DATE
                               MORTGAGE        BALANCE AS OF     POOL PRINCIPAL
          OCCUPANCY             LOANS         CUT-OFF DATE          BALANCE
-------------------------------------------------------------------------------
     Primary Residence               813   $   441,612,050.40             94.99%
     Second Home                      41        21,045,864.12              4.53
     Investor Property                 5         2,223,209.96              0.48
-------------------------------------------------------------------------------
     Total:                          859   $   464,881,124.48            100.00%
===============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  PROPERTY TYPES OF THE GROUP 2 MORTGAGE LOANS

-------------------------------------------------------------------------------
                                                 AGGREGATE            % OF
                               NUMBER OF     STATED PRINCIPAL     CUT-OFF DATE
                               MORTGAGE        BALANCE AS OF     POOL PRINCIPAL
       PROPERTY TYPE            LOANS         CUT-OFF DATE         BALANCE
-------------------------------------------------------------------------------
     Single Family Residence         565   $   309,213,314.50             66.51%
     PUD-Detached                    193       107,642,333.91             23.15
     Condominium                      84        39,657,225.52              8.53
     PUD-Attached                     13         6,290,456.79              1.35
     2-Family                          3         1,663,793.76              0.36
     Townhouse                         1           414,000.00              0.09
-------------------------------------------------------------------------------
     Total:                          859   $   464,881,124.48            100.00%
===============================================================================

               MORTGAGE LOAN PURPOSE OF THE GROUP 2 MORTGAGE LOANS

-------------------------------------------------------------------------------
                                                 AGGREGATE            % OF
                               NUMBER OF     STATED PRINCIPAL     CUT-OFF DATE
                               MORTGAGE        BALANCE AS OF     POOL PRINCIPAL
          PURPOSE               LOANS         CUT-OFF DATE         BALANCE
-------------------------------------------------------------------------------
     Refinance-Rate/Term             526   $   298,380,088.21             64.18%
     Purchase                        262       130,163,796.02             28.00
     Refinance-Cashout                71        36,337,240.25              7.82
-------------------------------------------------------------------------------
     Total:                          859   $   464,881,124.48            100.00%
===============================================================================

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-H $727,516,000 (approximate)
--------------------------------------------------------------------------------

  GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES OF THE GROUP 2 MORTGAGE
                                   LOANS /(1)/

-------------------------------------------------------------------------------
                                                 AGGREGATE            % OF
                               NUMBER OF     STATED PRINCIPAL     CUT-OFF DATE
                               MORTGAGE        BALANCE AS OF     POOL PRINCIPAL
    GEOGRAPHIC AREA             LOANS         CUT-OFF DATE          BALANCE
-------------------------------------------------------------------------------
     California                      606   $   325,711,996.02             70.06%
     Illinois                         45        28,111,649.69              6.05
     Florida                          38        20,429,186.86              4.39
     North Carolina                   17         9,395,617.43              2.02
     Texas                            17         8,956,607.49              1.93
     Georgia                          15         8,118,708.12              1.75
     Maryland                         14         7,306,002.16              1.57
     Colorado                         11         6,480,904.62              1.39
     Nevada                           11         6,196,165.27              1.33
     District of Columbia             13         5,721,291.62              1.23
     Virginia                         12         5,587,699.62              1.20
     Washington                        9         4,636,442.89              1.00
     South Carolina                    6         3,793,851.75              0.82
     Missouri                          7         3,711,924.76              0.80
     Massachusetts                     5         3,098,568.02              0.67
     New York                          4         2,561,120.65              0.55
     Minnesota                         4         2,077,773.47              0.45
     New Mexico                        4         1,999,715.31              0.43
     Oregon                            3         1,750,400.69              0.38
     Wisconsin                         3         1,504,474.07              0.32
     Arizona                           3         1,422,486.00              0.31
     Tennessee                         2           974,783.13              0.21
     Indiana                           2           962,078.89              0.21
     Michigan                          2           938,100.00              0.20
     Connecticut                       1           760,000.00              0.16
     Pennsylvania                      1           755,000.00              0.16
     Kentucky                          1           639,200.00              0.14
     Idaho                             1           495,375.95              0.11
     Vermont                           1           420,000.00              0.09
     Kansas                            1           364,000.00              0.08
-------------------------------------------------------------------------------
     Total:                          859   $   464,881,124.48            100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 1.41% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-H $727,516,000 (approximate)
--------------------------------------------------------------------------------

  CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 2 MORTGAGE LOANS /(1)/

-------------------------------------------------------------------------------
                                                 AGGREGATE            % OF
                               NUMBER OF     STATED PRINCIPAL     CUT-OFF DATE
 CURRENT MORTGAGE LOAN         MORTGAGE        BALANCE AS OF     POOL PRINCIPAL
 PRINCIPAL BALANCES ($)         LOANS         CUT-OFF DATE         BALANCE
-------------------------------------------------------------------------------
   300,000.01 - 350,000.00            51     $  17,273,612.46              3.72%
   350,000.01 - 400,000.00           160        60,577,633.47             13.03
   400,000.01 - 450,000.00           144        61,321,642.15             13.19
   450,000.01 - 500,000.00           131        62,495,866.71             13.44
   500,000.01 - 550,000.00            71        37,353,995.05              8.04
   550,000.01 - 600,000.00            67        38,625,250.98              8.31
   600,000.01 - 650,000.00            55        34,773,144.79              7.48
   650,000.01 - 700,000.00            23        15,675,627.72              3.37
   700,000.01 - 750,000.00            42        30,820,945.46              6.63
   750,000.01 - 800,000.00            20        15,551,104.52              3.35
   800,000.01 - 850,000.00            16        13,326,082.57              2.87
   850,000.01 - 900,000.00            18        15,822,606.04              3.40
   900,000.01 - 950,000.00             8         7,410,308.65              1.59
   950,000.01 - 1,000,000.00          44        43,400,308.93              9.34
   1,000,000.01 - 1,500,000.00         9        10,452,994.98              2.25
-------------------------------------------------------------------------------
     Total:                          859     $ 464,881,124.48            100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $541,189.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-H $727,516,000 (approximate)
--------------------------------------------------------------------------------

        ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 2 MORTGAGE LOANS /(1)/

                                              AGGREGATE              % OF
                             NUMBER OF     STATED PRINCIPAL       CUT-OFF DATE
ORIGINAL LOAN-TO-VALUE       MORTGAGE        BALANCE AS OF       POOL PRINCIPAL
RATIOS (%)                    LOANS          CUT-OFF DATE            BALANCE
--------------------------------------------------------------------------------
      10.01 - 15.00              3       $       2,547,985.91         0.55%
      15.01 - 20.00              5               3,464,853.15         0.75
      20.01 - 25.00              9               4,382,747.02         0.94
      25.01 - 30.00             14               7,673,097.22         1.65
      30.01 - 35.00             13               7,275,337.99         1.56
      35.01 - 40.00             26              17,012,378.95         3.66
      40.01 - 45.00             30              19,926,555.82         4.29
      45.01 - 50.00             31              17,805,934.96         3.83
      50.01 - 55.00             44              25,918,962.45         5.58
      55.01 - 60.00             50              28,467,163.36         6.12
      60.01 - 65.00             78              47,658,516.66        10.25
      65.01 - 70.00             98              57,716,535.00        12.42
      70.01 - 75.00            111              61,242,840.02        13.17
      75.01 - 80.00            340             161,119,493.67        34.66
      80.01 - 85.00              1                 359,547.06         0.08
      85.01 - 90.00              5               1,909,175.24         0.41
      90.01 - 95.00              1                 400,000.00         0.09
--------------------------------------------------------------------------------
         Total:                859       $     464,881,124.48       100.00%
================================================================================

/(1)/   As of the Cut-Off  Date,  the weighted  average  Loan-To-Value  Ratio at
        origination   of  the  Group  2  Mortgage   Loans  is   expected  to  be
        approximately 65.49%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-H $727,516,000 (approximate)
--------------------------------------------------------------------------------

       CURRENT MORTGAGE INTEREST RATES OF THE GROUP 2 MORTGAGE LOANS /(1)/

                                               AGGREGATE              % OF
                             NUMBER OF     STATED PRINCIPAL       CUT-OFF DATE
                             MORTGAGE        BALANCE AS OF       POOL PRINCIPAL
MORTGAGE INTEREST RATES (%)   LOANS          CUT-OFF DATE            BALANCE
--------------------------------------------------------------------------------
      2.751 - 3.000               5      $       2,357,328.04         0.51%
      3.001 - 3.250               2                896,221.41         0.19
      3.251 - 3.500              12              6,079,011.15         1.31
      3.501 - 3.750              12              7,123,415.82         1.53
      3.751 - 4.000              44             24,053,913.69         5.17
      4.001 - 4.250              65             33,618,628.32         7.23
      4.251 - 4.500             171             97,129,258.12        20.89
      4.501 - 4.750             182             96,613,952.33        20.78
      4.751 - 5.000             213            119,268,934.61        25.66
      5.001 - 5.250             114             56,203,952.07        12.09
      5.251 - 5.500              36             20,074,546.04         4.32
      5.501 - 5.750               3              1,461,962.88         0.31
--------------------------------------------------------------------------------
         Total:                 859      $     464,881,124.48       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 4.682%.

                   GROSS MARGINS OF THE GROUP 2 MORTGAGE LOANS

                                              AGGREGATE              % OF
                             NUMBER OF     STATED PRINCIPAL      CUT-OFF DATE
                             MORTGAGE        BALANCE AS OF       POOL PRINCIPAL
GROSS MARGIN (%)               LOANS         CUT-OFF DATE           BALANCE
--------------------------------------------------------------------------------
     2.250                      859      $     464,881,124.48       100.00%
--------------------------------------------------------------------------------
     Total:                     859      $     464,881,124.48       100.00%
================================================================================

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-H $727,516,000 (approximate)
--------------------------------------------------------------------------------

                RATE CEILINGS OF THE GROUP 2 MORTGAGE LOANS /(1)/

                                              AGGREGATE               % OF
                             NUMBER OF     STATED PRINCIPAL        CUT-OFF DATE
     MAXIMUM LIFETIME        MORTGAGE        BALANCE AS OF        POOL PRINCIPAL
MORTGAGE INTEREST RATES (%)    LOANS         CUT-OFF DATE            BALANCE
--------------------------------------------------------------------------------
    7.001 - 8.000                 5      $       2,357,328.04          0.51%
    8.001 - 9.000                70             38,152,562.07          8.21
    9.001 - 10.000              631            346,630,773.38         74.56
    10.001 - 11.000             153             77,740,460.99         16.72
--------------------------------------------------------------------------------
       Total:                   859      $     464,881,124.48        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 9.682%.

         FIRST RATE ADJUSTMENT DATE OF THE GROUP 2 MORTGAGE LOANS /(1)/

                                                 AGGREGATE            % OF
                                           STATISTICAL PRINCIPAL   CUT-OFF DATE
FIRST RATE ADJUSTMENT       NUMBER OF          BALANCE AS OF      POOL PRINCIPAL
        DATE             MORTGAGE LOANS        CUT-OFF DATE          BALANCE
--------------------------------------------------------------------------------
September 1, 2007                 1        $         399,890.89         0.09%
November 1, 2007                  1                  535,054.28         0.12
February 1, 2008                  1                  536,412.70         0.12
April 1, 2008                    48               25,150,815.02         5.41
May 1, 2008                      83               46,734,060.85        10.05
June 1, 2008                     63               32,411,914.63         6.97
July 1, 2008                    417              223,531,024.54        48.08
August 1, 2008                  245              135,581,951.57        29.16
--------------------------------------------------------------------------------
    Total:                      859        $     464,881,124.48       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to First Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-H $727,516,000 (approximate)
--------------------------------------------------------------------------------

               REMAINING TERMS OF THE GROUP 2 MORTGAGE LOANS /(1)/

                                              AGGREGATE               % OF
                             NUMBER OF     STATED PRINCIPAL        CUT-OFF DATE
                             MORTGAGE        BALANCE AS OF        POOL PRINCIPAL
REMAINING TERM (MONTHS)       LOANS          CUT-OFF DATE            BALANCE
--------------------------------------------------------------------------------
        161 - 180                 8      $       3,732,029.31          0.80%
        221 - 240                 1                732,000.00          0.16
        281 - 300                 2                943,009.62          0.20
        341 - 360               848            459,474,085.55         98.84
--------------------------------------------------------------------------------
        Total:                  859      $     464,881,124.48        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 357 months.

        CREDIT SCORING OF MORTGAGORS OF THE GROUP 2 MORTGAGE LOANS /(1)/

                                              AGGREGATE               % OF
                             NUMBER OF     STATED PRINCIPAL        CUT-OFF DATE
                             MORTGAGE       BALANCE AS OF         POOL PRINCIPAL
     CREDIT SCORES            LOANS          CUT-OFF DATE            BALANCE
--------------------------------------------------------------------------------
    801 - 850                    13      $       6,630,077.57          1.43%
    751 - 800                   391            210,275,750.16         45.23
    701 - 750                   283            153,476,985.14         33.01
    651 - 700                   143             79,729,969.78         17.15
    601 - 650                    27             14,086,171.19          3.03
    Not Scored                    2                682,170.64          0.15
--------------------------------------------------------------------------------
    Total:                      859      $     464,881,124.48        100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-H $727,516,000 (approximate)
--------------------------------------------------------------------------------

                  COLLATERAL SUMMARY OF GROUP 3 MORTGAGE LOANS

DESCRIPTION OF THE GROUP 3 MORTGAGE LOANS

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARM secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the CUT-OFF Date. The balances and percentages may not be exact due to rounding.

                                                      COLLATERAL SUMMARY     RANGE (IF APPLICABLE)
                                                      ------------------     ---------------------
Total Outstanding Loan Balance                        $      103,111,714

Total Number of Loans                                                196

Average Loan Principal Balance                        $          526,080      $325,000 to $997,754

WA Gross Coupon                                                    4.888%          3.500% to 5.875%

WA FICO                                                              741                623 to 832

WA Original Term (mos.)                                              356                120 to 360

WA Remaining Term (mos.)                                             355                114 to 360

WA OLTV                                                            65.74%         19.75% to 95.00%

WA Months to First Adjustment Date                                    83                  78 to 84

Gross Margin                                                       2.250%

WA Rate Ceiling                                                    9.888%         8.500% to 10.875%

Geographic Concentration of  Mortgaged                CA           60.60%
Properties (Top 5 States) based on the Aggregate      MD            5.83%
Stated Principal Balance                              VA            5.17%
                                                      GA            4.55%
                                                      TX            3.68%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-H $727,516,000 (approximate)
--------------------------------------------------------------------------------

      OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 3 MORTGAGE LOANS /(1)/

--------------------------------------------------------------------------------
                                               AGGREGATE              % OF
                             NUMBER OF     STATED PRINCIPAL       CUT-OFF DATE
                             MORTGAGE        BALANCE AS OF       POOL PRINCIPAL
        OCCUPANCY              LOANS         CUT-OFF DATE            BALANCE
--------------------------------------------------------------------------------
    Primary Residence           191      $     100,480,959.81        97.45%
    Second Home                   5              2,630,754.11         2.55
--------------------------------------------------------------------------------
    Total:                      196      $     103,111,713.92       100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  PROPERTY TYPES OF THE GROUP 3 MORTGAGE LOANS

                                               AGGREGATE              % OF
                             NUMBER OF     STATED PRINCIPAL       CUT-OFF DATE
                              MORTGAGE       BALANCE AS OF       POOL PRINCIPAL
        PROPERTY TYPE          LOANS          CUT-OFF DATE           BALANCE
--------------------------------------------------------------------------------
    Single Family Residence     128      $      69,120,800.17        67.03%
    PUD-Detached                 45             22,496,069.70        21.82
    Condominium                  14              6,674,303.25         6.47
    PUD-Attached                  7              2,886,689.41         2.80
    4-Family                      2              1,933,851.39         1.88
--------------------------------------------------------------------------------
    Total:                      196      $     103,111,713.92       100.00%
================================================================================

               MORTGAGE LOAN PURPOSE OF THE GROUP 3 MORTGAGE LOANS

                                               AGGREGATE              % OF
                             NUMBER OF     STATED PRINCIPAL       CUT-OFF DATE
                              MORTGAGE       BALANCE AS OF       POOL PRINCIPAL
          PURPOSE              LOANS          CUT-OFF DATE           BALANCE
--------------------------------------------------------------------------------
    Refinance-Rate/Term         115      $      60,350,436.84        58.53%
    Purchase                     56             29,904,808.30        29.00
    Refinance-Cashout            25             12,856,468.78        12.47
--------------------------------------------------------------------------------
    Total:                      196      $     103,111,713.92       100.00%
================================================================================

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-H $727,516,000 (approximate)
--------------------------------------------------------------------------------

GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES OF THE GROUP 3 MORTGAGE LOANS /(1)/

                                              AGGREGATE               % OF
                             NUMBER OF     STATED PRINCIPAL       CUT-OFF DATE
                             MORTGAGE       BALANCE AS OF        POOL PRINCIPAL
     GEOGRAPHIC AREA           LOANS         CUT-OFF DATE            BALANCE
--------------------------------------------------------------------------------
California                      117      $      62,484,945.57         60.60%
Maryland                         11              6,014,972.12          5.83
Virginia                         10              5,333,814.01          5.17
Georgia                          10              4,692,887.53          4.55
Texas                             7              3,789,629.54          3.68
Florida                           8              3,396,815.09          3.29
North Carolina                    7              3,268,546.93          3.17
Illinois                          5              3,006,668.04          2.92
District of Columbia              3              1,590,688.74          1.54
South Carolina                    2              1,347,616.13          1.31
Oregon                            3              1,132,900.00          1.10
Missouri                          2                927,708.36          0.90
Oklahoma                          1                827,027.89          0.80
Pennsylvania                      2                795,865.00          0.77
Utah                              1                724,000.00          0.70
Arizona                           1                687,246.94          0.67
Rhode Island                      1                647,134.53          0.63
Nevada                            1                585,000.00          0.57
Minnesota                         1                567,268.85          0.55
Washington                        1                442,000.00          0.43
Tennessee                         1                425,500.00          0.41
Colorado                          1                423,478.65          0.41
--------------------------------------------------------------------------------
    Total:                      196      $     103,111,713.92        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 1.65% of the Group 3 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-H $727,516,000 (approximate)
--------------------------------------------------------------------------------

  CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 3 MORTGAGE LOANS /(1)/

                                              AGGREGATE               % OF
                             NUMBER OF     STATED PRINCIPAL       CUT-OFF DATE
  CURRENT MORTGAGE LOAN      MORTGAGE       BALANCE AS OF        POOL PRINCIPAL
  PRINCIPAL BALANCES ($)      LOANS          CUT-OFF DATE            BALANCE
--------------------------------------------------------------------------------
  300,000.01 - 350,000.00        11      $       3,715,735.83          3.60%
  350,000.01 - 400,000.00        29             11,151,656.20         10.82
  400,000.01 - 450,000.00        40             17,133,356.04         16.62
  450,000.01 - 500,000.00        36             17,238,574.84         16.72
  500,000.01 - 550,000.00        18              9,484,981.28          9.20
  550,000.01 - 600,000.00        13              7,474,083.06          7.25
  600,000.01 - 650,000.00        16             10,095,544.22          9.79
  650,000.01 - 700,000.00         9              6,027,487.94          5.85
  700,000.01 - 750,000.00         5              3,638,876.40          3.53
  800,000.01 - 850,000.00         6              4,991,559.34          4.84
  850,000.01 - 900,000.00         3              2,622,825.73          2.54
  900,000.01 - 950,000.00         6              5,569,255.21          5.40
  950,000.01 - 1,000,000.00       4              3,967,777.83          3.85
--------------------------------------------------------------------------------
      Total:                    196      $     103,111,713.92        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $526,080.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-H $727,516,000 (approximate)
--------------------------------------------------------------------------------

        ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 3 MORTGAGE LOANS /(1)/

                                                   AGGREGATE           % OF
                                   NUMBER OF   STATED PRINCIPAL    CUT-OFF DATE
                                    MORTGAGE     BALANCE AS OF    POOL PRINCIPAL
ORIGINAL LOAN-TO-VALUE RATIOS (%)    LOANS       CUT-OFF DATE         BALANCE
--------------------------------------------------------------------------------
15.01 - 20.00                           1     $       390,794.31        0.38%
20.01 - 25.00                           2           1,414,589.00        1.37
25.01 - 30.00                           2             893,957.83        0.87
30.01 - 35.00                           4           2,054,060.69        1.99
35.01 - 40.00                           5           2,173,520.52        2.11
40.01 - 45.00                          10           5,058,349.58        4.91
45.01 - 50.00                           8           4,112,116.80        3.99
50.01 - 55.00                          12           6,461,842.76        6.27
55.01 - 60.00                          16           9,760,487.57        9.47
60.01 - 65.00                          17          10,479,549.62       10.16
65.01 - 70.00                          16           9,172,051.04        8.90
70.01 - 75.00                          28          14,860,961.45       14.41
75.01 - 80.00                          72          35,067,567.41       34.01
80.01 - 85.00                           2             853,757.06        0.83
90.01 - 95.00                           1             358,108.28        0.35
--------------------------------------------------------------------------------
     Total:                           196     $   103,111,713.92      100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 65.74%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-H $727,516,000 (approximate)
--------------------------------------------------------------------------------

       CURRENT MORTGAGE INTEREST RATES OF THE GROUP 3 MORTGAGE LOANS /(1)/

                                               AGGREGATE              % OF
                             NUMBER OF     STATED PRINCIPAL       CUT-OFF DATE
                              MORTGAGE      BALANCE AS OF       POOL PRINCIPAL
MORTGAGE INTEREST RATES (%)    LOANS         CUT-OFF DATE           BALANCE
--------------------------------------------------------------------------------
3.251 - 3.500                     3      $       1,869,891.12          1.81%
3.501 - 3.750                     5              2,504,049.25          2.43
3.751 - 4.000                     6              3,032,253.87          2.94
4.001 - 4.250                     7              3,620,723.83          3.51
4.251 - 4.500                    21             10,105,660.30          9.80
4.501 - 4.750                    25             13,780,193.76         13.36
4.751 - 5.000                    62             32,779,047.23         31.79
5.001 - 5.250                    34             18,501,992.36         17.94
5.251 - 5.500                    19             10,179,181.42          9.87
5.501 - 5.750                    12              5,546,976.30          5.38
5.751 - 6.000                     2              1,191,744.48          1.16
--------------------------------------------------------------------------------
    Total:                      196      $     103,111,713.92        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 4.888%.

                   GROSS MARGINS OF THE GROUP 3 MORTGAGE LOANS

                                               AGGREGATE              % OF
                             NUMBER OF     STATED PRINCIPAL       CUT-OFF DATE
                              MORTGAGE       BALANCE AS OF       POOL PRINCIPAL
GROSS MARGINS (%)              LOANS         CUT-OFF DATE            BALANCE
--------------------------------------------------------------------------------
    2.250                       196      $     103,111,713.92        100.00%
--------------------------------------------------------------------------------
    Total:                      196      $     103,111,713.92        100.00%
================================================================================

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-H $727,516,000 (approximate)
--------------------------------------------------------------------------------

                RATE CEILINGS OF THE GROUP 3 MORTGAGE LOANS /(1)/

                                               AGGREGATE              % OF
                               NUMBER OF   STATED PRINCIPAL       CUT-OFF DATE
      MAXIMUM LIFETIME         MORTGAGE      BALANCE AS OF       POOL PRINCIPAL
 MORTGAGE INTEREST RATES (%)     LOANS       CUT-OFF DATE            BALANCE
--------------------------------------------------------------------------------
    8.001 - 9.000                  14           7,406,194.24          7.18%
    9.001 - 10.000                115      $   60,285,625.12         58.47
    10.001 - 11.000                67          35,419,894.56         34.35
--------------------------------------------------------------------------------
    Total:                        196      $  103,111,713.92        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3 Mortgage Loans is expected to be approximately 9.888%.

         FIRST RATE ADJUSTMENT DATE OF THE GROUP 3 MORTGAGE LOANS /(1)/

                                               AGGREGATE              % OF
                               NUMBER OF   STATED PRINCIPAL       CUT-OFF DATE
                                MORTGAGE     BALANCE AS OF       POOL PRINCIPAL
    FIRST ADJUSTMENT DATE        LOANS       CUT-OFF DATE            BALANCE
--------------------------------------------------------------------------------
    February 1, 2010                 1     $      529,476.47          0.51%
    April 1, 2010                    5          2,653,037.21          2.57
    May 1, 2010                      7          3,324,745.77          3.22
    June 1, 2010                     6          3,690,150.71          3.58
    July 1, 2010                   123         64,746,765.48         62.79
    August 1, 2010                  54         28,167,538.28         27.32
--------------------------------------------------------------------------------
    Total:                         196     $  103,111,713.92        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-H $727,516,000 (approximate)
--------------------------------------------------------------------------------

               REMAINING TERMS OF THE GROUP 3 MORTGAGE LOANS /(1)/

                                              AGGREGATE                % OF
                               NUMBER OF   STATED PRINCIPAL       CUT-OFF DATE
                                MORTGAGE     BALANCE AS OF       POOL PRINCIPAL
REMAINING TERM (MONTHS)          LOANS        CUT-OFF DATE           BALANCE
--------------------------------------------------------------------------------
      101 - 120                     2      $    1,034,065.47           1.00%
      161 - 180                     2             888,803.74            0.86
      221 - 240                     1             411,935.90            0.40
      341 - 360                   191         100,776,908.81           97.74
--------------------------------------------------------------------------------
      Total:                      196      $  103,111,713.92         100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 355 months.

        CREDIT SCORING OF MORTGAGORS OF THE GROUP 3 MORTGAGE LOANS /(1)/

                                               AGGREGATE               % OF
                               NUMBER OF    STATED PRINCIPAL      CUT-OFF DATE
                                MORTGAGE     BALANCE AS OF       POOL PRINCIPAL
      CREDIT SCORES              LOANS        CUT-OFF DATE          BALANCE
--------------------------------------------------------------------------------
      801 - 850                     8      $    4,054,115.53          3.93%
      751 - 800                    87          44,574,264.76          43.23
      701 - 750                    71          38,934,674.99          37.76
      651 - 700                    22          11,934,409.83          11.57
      601 - 650                     8           3,614,248.81           3.51
--------------------------------------------------------------------------------
      Total:                      196      $  103,111,713.92         100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.